UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55016	26-0690857
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

c/o Janssen Labs @QB3 953 Indiana Street San Francisco, CA	94107
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On September 22, 2014, Amarantus BioScience Holdings, Inc., a Nevada corporation (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Meeting”).

As of July 28, 2014, the record date for the Meeting, there were 753,049,970 shares of our common stock and 750,000 shares of Series C Convertible Preferred Stock issued and outstanding and entitled to vote at the Meeting (each share of Series C Convertible Preferred Stock entitles its holder to 300 votes and one share of common stock entitles its holder to one vote).

At the Meeting, the shareholders voted on the following seven proposals and cast their votes as follows:

1. To elect the five (5) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gerald E. Commissiong, Dr. John W. Commissiong, Robert L. Harris, Donald D. Huffman, and Dr. David A. Lowe.

Name	Votes For	Votes Withheld	Broker Non-Votes
Gerald E. Commissiong	381,202,862	8,832,157	142,712,681
Dr. John W. Commissiong	386,850,130	3,184,889	142,712,681
Robert L. Harris	386,284,376	3,750,643	142,712,681
Donald D. Huffman	386,555,076	3,479,943	142,712,681
Dr. David A. Lowe	386,183,729	3,851,290	142,712,681

2. To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Votes Abstained
753,745,605	3,494,305	5,514,991

The stockholders also ratified two non-binding proposals to approve the compensation of the Company’s executive officers, as set forth in the Company’s Proxy Statement Summary Compensation Table, and to fix the frequency of a shareholder vote regarding executive compensation at every three (3) years. The final voting results on these matters were as follows:

3. Ratification of Executive Compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
370,923,994	12,493,071	6,617,954	142,712,681

4.  Frequency of Shareholder Votes on Compensation:

1 Year	2 Year	3 Years	Abstained	Broker Non-Votes
148,393,802	15,095,023	223,400,225	6,760,352	142,712,681

5. To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 1,000,000,000 to 2,000,000,000.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
679,445,731	67,993,985	3,869,631	142,712,681

6. To approve an amendment to the Company’s First Amended 2008 Stock Plan to increase the number of shares of common stock authorized for issuance thereunder from 28,242,127 to 46,119,832.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
361,612,227	26,068,465	2,354,327	142,712,681

7. To approve the Company’s 2014 Stock Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
366,037,913	17,754,916	6,242,190	142,712,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Date: September 24, 2014	By:	/s/ Gerald E. Commissiong
Name: Gerald E. Commissiong
Title: Chief Executive Officer